Registration No. 333-07305

1940 Act File No. 811-07685

Filed Pursuant to Rule 497(e)

Frontier MFG Global Equity Fund

Institutional Class Shares (FMGEX)

Service Class Shares (FMGSX)

Frontier MFG Global Plus Fund

Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Supplement dated June 17, 2022

to the Statement of Additional Information (“SAI”) dated October 31, 2021, as amended on December 17, 2021, and as previously supplemented

Effective June 15, 2022, Mr. Hamish Douglass no longer serves as a portfolio manager to the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund (the “Funds”). Accordingly, all references to Mr. Douglass in the Funds’ SAI are deleted.

Please retain this Supplement for future reference.